UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 ____________

                                   FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                      August 6, 2008 (August 6, 2008)
                                 ____________

                      DIALYSIS CORPORATION OF AMERICA
          (Exact name of registrant as specified in its charter)

          Florida                         0-8527               59-1757642
(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)       Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                    21090
   (Address of principal executive offices)                     (Zip Code)

      Registrant's telephone number, including area code: (410) 694-0500

                                Not Applicable
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

     On August 6, 2008, Dialysis Corporation of America issued a press release announcing its financial results for the quarter ended June 30, 2008. A copy of the August 6, 2008 press release is attached as an exhibit to this Current Report and is incorporated herein by reference.

     The information furnished pursuant to Item 2.02, including the Exhibit
(99)(i), shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

     Dialysis Corporation of America will be hosting a conference call in conjunction with the press release of its financial results attached as the exhibit to this current report. The conference call will be held on Thursday, August 7, 2008 at 10:00 a.m. EDT. The call is accessible either by dialing (800) 930-7709 (enter pass-code 4743188), or by simulcast on the internet at http://www.investorcalendar.com/IC/CEPage.asp?ID=132142.
Participants may be asked to provide the title of the conference call, which is "Dialysis Corporation of America 2nd Quarter Earnings." A copy of this current report on Form 8-K and the attached press release announcing the financial results for the second quarter ended June 30, 2008 will be available through the company's website, www.dialysiscorporation.com, under the "Investor Relations - DCA SEC Filings" tabs. A replay of the conference call will be available on the company's website for a period of thirty days following the conference call.

Item 9.01  Financial Statements and Exhibits

     (c)  Exhibits

         (99)  Additional exhibits

               (i)  Press Release dated August 6, 2008.


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                       By______________________________
                                          STEPHEN W. EVERETT
                                          President and Chief Executive
                                              Officer

Dated:  August 6, 2008

                                 EXHIBIT INDEX

  Exhibit
  Number
  -------

  (99)(i)  Press Release dated August 6, 2008.